                                                                  Exhibit 10.1.2


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                     FORM OF RECEIVABLES PURCHASE AGREEMENT
                        Dated as of [        ], 199[  ]



                         CSFB CARD ACCOUNT MASTER TRUST

                              SERIES 199[  ]-[  ]




                      ASSET BACKED SECURITIES CORPORATION,

                                      and

                                 [SELLER NAME],






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

                               TABLE OF CONTENTS

                                                                            Page
                                                                            ----
                                   ARTICLE I
                                  DEFINITIONS

SECTION 1.01.  Definitions....................................................1
SECTION 1.02.  Other Definitional Provisions..................................4

                                  ARTICLE II
                    PURCHASE AND CONVEYANCE OF RECEIVABLES

SECTION 2.01.  Purchase.......................................................5
SECTION 2.02.  Addition of Aggregate Addition Accounts........................6
SECTION 2.03.  Addition of New Accounts.......................................7
SECTION 2.04.  Representations and Warranties.................................8
SECTION 2.05.  Delivery of Documents..........................................8

                                  ARTICLE III
                           CONSIDERATION AND PAYMENT

SECTION 3.01.  Purchase Price.................................................9
SECTION 3.02.  Adjustments to Purchase Price..................................9

                                  ARTICLE IV
                        REPRESENTATIONS AND WARRANTIES

SECTION 4.01.  Representations and Warranties of the Seller Relating
               to the Seller.................................................10
SECTION 4.02.  Representations and Warranties of the Seller Relating
               to the Agreement and the Receivables..........................11
SECTION 4.03.  Representations and Warranties of ABSC........................13

                                   ARTICLE V
                                   COVENANTS

SECTION 5.01.  Covenants of the Seller.......................................14

                                  ARTICLE VI
                             REPURCHASE OBLIGATION

SECTION 6.01.  Reassignment of Ineligible Receivables........................16
SECTION 6.02.  Reassignment of Certificateholders' Interest in Trust
               Portfolio.....................................................16

                                  ARTICLE VII
                             CONDITIONS PRECEDENT

SECTION 7.01.  Conditions to ABSC's Obligations Regarding Initial
               Receivables....................................................17
SECTION 7.02.  Conditions Precedent to the Seller's Obligations...............17

                                 ARTICLE VIII
                         TERM AND PURCHASE TERMINATION

SECTION 8.01.  Term...........................................................18
SECTION 8.02.  Purchase Termination...........................................18

                                  ARTICLE IX
                           MISCELLANEOUS PROVISIONS

SECTION 9.01.  Amendment......................................................19
SECTION 9.02.  Governing Law..................................................19
SECTION 9.03.  Notices........................................................19
SECTION 9.04.  Severability of Provisions.....................................20
SECTION 9.05.  Assignment.....................................................20
SECTION 9.06.  Acknowledgment and Agreement of the Seller.....................20
SECTION 9.07.  Further Assurances.............................................21
SECTION 9.08.  No Waiver; Cumulative Remedies.................................21
SECTION 9.09.  Counterparts...................................................21
SECTION 9.10.  Binding; Third-Party Beneficiaries.............................21
SECTION 9.11.  Merger and Integration.........................................21
SECTION 9.12.  Headings.......................................................22
SECTION 9.13.  Schedules and Exhibits.........................................22
SECTION 9.14.  Survival of Representations and Warranties.....................22
SECTION 9.15.  Nonpetition Covenant...........................................22

          RECEIVABLES PURCHASE AGREEMENT, dated as of _______, 199[  ], by and
between [SELLER NAME], a [      ] [corporation] [banking association] (the
"Seller"), and ASSET BACKED SECURITIES CORPORATION, a Delaware corporation ("ABSC").

                              W I T N E S S E T H:

          WHEREAS, ABSC desires to purchase, from time to time, certain Receivables (hereinafter defined) due or to become due under certain credit card accounts of the Seller;

          WHEREAS, the Seller desires to sell from time to time and assign certain Receivables to ABSC upon the terms and conditions hereinafter set forth;

          WHEREAS, it is contemplated that the Receivables purchased hereunder will be transferred by ABSC to the Trust (hereinafter defined) in connection with the issuance of certain Certificates (hereinafter defined); and

          WHEREAS, the Seller agrees that all covenants and agreements made by the Seller herein with respect to the Accounts (hereinafter defined) and Receivables shall also be for the benefit of the Trustee (hereinafter defined) and all beneficiaries of the Trust, including the holders of the Certificates.

          NOW, THEREFORE, it is hereby agreed by and between ABSC and the Seller as follows:


                                   ARTICLE I

                                  DEFINITIONS
                                  -----------

          SECTION 1.01. Definitions. All capitalized terms used herein or in any certificate, document, or Conveyance Paper made or delivered pursuant hereto, and not defined herein or therein, shall have the meaning ascribed thereto in the Pooling and Servicing Agreement (hereinafter defined); in addition, the following words and phrases shall have the following meanings:

          "ABSC" shall mean Asset Backed Securities Corporation, a Delaware Corporation.

          "Account" shall mean (a) each account established pursuant to a Credit Card Agreement between the Seller and any Person, which account is identified by account number and by the receivables balance in the computer file, microfiche list or printed list delivered to ABSC by the Seller on the Closing Date (b) each Additional Account (but only from and after the Addition Date with respect thereto), (c) each Related Account, and (d) each account into which an Account shall be transferred (a "Transferred Account") provided that
(i) such transfer was made in accordance with the Credit Card Guidelines and
(ii) such account can be traced or identified as an account into which an Account has been transferred, but shall exclude (g) any Account that (x) after the Removal Date, the newly generated Receivables in which are reassigned to the Seller pursuant to Section 2.06 hereof, (y) all the Receivables in which are reassigned to the Seller pursuant to Section 6.01 or
(z) all the Receivables in which are assigned and transferred to the Servicer pursuant to Section 3.03 of the Pooling and Servicing Agreement.

          "Additional Account" shall mean each New Account and each Aggregate Additional Account.

          "Additional Cut-Off Date" shall mean (i) with respect to Aggregate Addition Accounts, the date specified as such in the notice delivered with respect thereto pursuant to Section 2.02 hereof, and (ii) with respect to New Accounts, the later of the dates on which such New Accounts are originated or designated pursuant to Section 2.03 hereof.

          "Addition Date" shall mean (i) with respect to Aggregate Addition Accounts, the date from and after which such Aggregate Addition Accounts are to be included as Accounts pursuant to Section 2.02 hereof and (ii) with respect to New Accounts, the first Distribution Date following the calendar month in which such New Accounts are originated.

          "Addition Notice Date" shall have the meaning specified in Section
2.02 hereof of this Agreement.

          "Aggregate Addition Account" shall mean each Eligible Account that is designated pursuant to Section 2.02 to be included as an Account and is identified in the computer file or microfiche list delivered to ABSC by the Seller pursuant to Sections 2.01 and 2.05 hereof.

          "Agreement" shall mean this Receivables Purchase Agreement and all amendments hereof and supplements hereto.

          "Certificates" shall have the meaning specified in the Pooling and Servicing Agreement.

          "Closing Date" shall mean [     ],  199[ ].

          "Conveyance" shall have the meaning specified in subsection 2.01(a) hereof.

          "Conveyance Papers" shall have the meaning specified in subsection 4.01(c) hereof.

          "Credit Adjustment" shall have the meaning specified in subsection
3.02 hereof.

          "Debtor Relief Laws" shall mean (i) the Bankruptcy Code in the United States of America and (ii) all other applicable liquidation, conservatorship, bankruptcy, moratorium, rearrangement, receivership, insolvency, reorganization, suspension of payments, readjustment of debt, marshaling of assets or similar debtor relief laws of the United States, any state or any foreign country from time to time in effect affecting the rights of creditors generally.

          "Finance Charge Receivables" shall mean all Receivables in the Accounts which would be treated as "Finance Charge Receivables" in accordance with the definition for such term in the Pooling and Servicing Agreement.

          "Initial Account" shall mean any Account designated as an "Account" hereunder and as an "Account" under the Pooling and Servicing Agreement on the Closing Date.

          "Initial Cut-Off Date" shall mean the close of business on
[    ], 199[ ].

          "Insolvency Event" shall have the meaning specified in Section 8.02.

          "Interchange" shall mean interchange fees payable to the Seller in its capacity as credit card issuer, through VISA or MasterCard [or any similar entity or organization with respect to any other type of revolving credit card accounts included as Accounts, except as otherwise provided in the initial Assignment with respect to any such other type of Accounts, in connection with cardholder charges for goods and services with respect to the Accounts.

          "New Account" shall mean each MasterCard and VISA consumer revolving credit card account established pursuant to a Credit Card Agreement, which account is designated pursuant to Section 2.03 hereof to be included as an Account and is identified in the computer file or microfiche list delivered to ABSC by the Seller pursuant to Sections 2.01 and 2.05 hereof.

          "New Principal Receivables" shall have the meaning specified in
Section 3.01.

          "Obligor" shall mean, with respect to each Account, each person that would be treated as an "Obligor" in accordance with the definition for such term in the Pooling and Servicing Agreement.

          "Pooling and Servicing Agreement" shall mean the Pooling and Servicing
Agreement, dated as of  [   ], 199[  ], among [Servicer Name], as Servicer,
ABSC, as Depositor and [Trustee Name] , as Trustee, and all amendments and supplements thereto.

          "Portfolio Reassignment Price" shall mean the portion of the amount payable by ABSC to the Trustee pursuant to Section 2.06 of the Pooling and Servicing Agreement with respect to the Receivables.

          "Principal Receivables" shall mean all Receivables in the Accounts that would be treated as "Principal Receivables" in accordance with the definition for such term in the Pooling and Servicing Agreement.

          "Purchase Price" shall have the meaning specified in Section 3.01 hereof.

          "Purchased Assets" shall have the meaning specified in Section 2.01 hereof.

          "Receivables" shall mean Receivables as defined in the Pooling and Servicing Agreement, existing or created after the Initial Cut Off Date in respect of the Initial Accounts or the Additional Cut Off Date in respect of Additional Accounts.

          "Removed Account" shall mean an Account hereunder that is a "Removed Account" (as such term is defined in the Pooling and Servicing Agreement) that is designated for removal pursuant to Section 2.10 of the Pooling and Servicing Agreement.

          "Repurchase Price" shall have the meaning specified in Section 6.01(b) hereof.

          "Seller" shall mean [Seller Name], a [______________] and its successors and permitted assigns.

          "Supplemental Conveyance" shall have the meaning specified in Section
2.02 hereof.

          "Trust" shall mean the trust created by the Pooling and Servicing Agreement.

          "Trustee" shall mean [Trustee Name], a [_____________] banking corporation, the institution executing the Pooling and Servicing Agreement as, and acting in the capacity of Trustee thereunder, or its successor in interest, or any successor trustee appointed as provided in the Pooling and Servicing Agreement.

          SECTION 1.02.  Other Definitional Provisions.

          (a) All terms defined in this Agreement shall have the defined meanings when used in any certificate, other document, or Conveyance Paper made or delivered pursuant hereto unless otherwise defined therein.

          (b) The words "hereof", "herein" and "hereunder" and words of similar import when used in this Agreement or any Conveyance Paper shall refer to this Agreement as a whole and not to any particular provision of this Agreement; and Section, Subsection, Schedule and Exhibit references contained in this Agreement are references to Sections, Subsections, Schedules and Exhibits in or to this Agreement unless otherwise specified.

          (c) All determinations of the principal or finance charge balance of Receivables, and of any collections thereof, shall be made in accordance with the Pooling and Servicing Agreement and all applicable Supplements.

                                  ARTICLE II

                     PURCHASE AND CONVEYANCE OF RECEIVABLES
                     --------------------------------------

          SECTION 2.01.  Purchase.

          (a) By execution of this Agreement, the Seller does hereby sell, transfer, assign, set over and otherwise convey to ABSC (collectively, the "Conveyance"), without recourse except as provided herein, all its right, title and interest in, to and under (i) the Receivables existing at the close of business on the Closing Date, in the case of Receivables arising in the Initial Accounts, and on each Additional Date, in the case of Receivables arising in the Additional Accounts, and in each case thereafter created from time to time until the termination of this Agreement pursuant to Article VIII hereof and all monies due and or to become due and all amounts received with respect thereto and all proceeds (including, without limitation, "proceeds" as defined in the UCC) thereof and (ii) the right to receive Interchange and Recoveries with respect to such Receivables that are allocable to the Trust as provided in the Pooling and Servicing Agreement (the "Purchased Assets").

          (b) In connection with such Conveyance, the Seller agrees (i) to record and file, at its own expense, any financing statements (and continuation statements with respect to such financing statements when applicable) with respect to the Receivables now existing and hereafter created, meeting the requirements of applicable state law in such manner and in such jurisdictions as are necessary to perfect, and maintain perfection of, the Conveyance of such Purchased Assets from the Seller to ABSC, (ii) that such financing statements shall name the Seller, as seller, and ABSC, as purchaser, of the Receivables and
(iii) to deliver a file-stamped copy of such financing statements or other evidence of such filings (excluding such continuation statements, which shall be delivered as filed) to ABSC as soon as is practicable after filing.

          (c) In connection with such Conveyance, the Seller further agrees that it will, at its own expense, (i) on or prior to (x) the Closing Date, in the case of Initial Accounts, (y) the applicable Addition Date, in the case of Additional Accounts, and (z) the applicable Removal Date, in the case of Removed Accounts, to indicate in its computer files that Receivables created (or reassigned, in the case of Removed Accounts) in connection with the Accounts have been conveyed to ABSC in accordance with this Agreement and have been conveyed by ABSC to the Trustee pursuant to the Pooling and Servicing Agreement for the benefit of the Certificateholders (or conveyed to the Seller or its designee in accordance with Section 2.06 hereof, in the case of Removed Accounts) by including (or deleting, in the case of newly originated Receivables in Removed Accounts) in such computer files the code identifying each such Account and (ii) on or prior to (w) the Closing Date, in the case of the Initial Accounts, (x) the date that is five Business Days after the applicable Addition Date, in the case of designation of Aggregate Addition Accounts, (y) the date that is 90 days after the applicable Addition Date, in the case of New Accounts, and (z) the date that is five business Days after the applicable Removal Date, in the case of Removed Accounts, to deliver to ABSC a computer file or microfiche list containing a true and complete list of all such Accounts specifying for each such Account, as of the Initial Cut-

Off Date, in the case of the Initial Accounts, the applicable Additional Cut-off Date, in the case of Additional Accounts, the applicable Removal Date, and in the case of Removed Accounts, (A) its account number, (B) the aggregate amount outstanding in such Account. Each such file or list, as supplemented from time to time to reflect Additional Accounts or Removed Accounts, shall be marked as
Schedule I to this Agreement, shall be delivered to ABSC, and is hereby incorporated into and made a part of this Agreement. The Seller further agrees not to alter the code referenced in clause (i) of this paragraph with respect to any Account during the term of this Agreement unless and until such Account becomes a Removed Account.

          (d) The parties hereto intend that the conveyance of the Seller's right, title and interest in and to the Receivables shall constitute an absolute sale, conveying good title free and clear of any liens, claims, encumbrances or rights of others from the Seller to ABSC. It is the intention of the parties hereto that the arrangements with respect to the Receivables shall constitute a purchase and sale of such Receivables and not a loan. In the event, however, that a court of competent jurisdiction were to hold that the transactions evidenced hereby constitute a loan and not a purchase and sale, it is the intention of the parties hereto that this Agreement shall constitute a security agreement under applicable law, and that the Seller shall be deemed to have granted and does hereby grant to ABSC a first priority perfected security interest, whether now owned or hereafter acquired, in all of the Seller's right, title and interest in, to and under the Receivables and other Purchased Assets to secure the rights of ABSC hereunder and the Obligations of the Seller hereunder.

          SECTION 2.02.  Addition of Aggregate Addition Accounts.

          (a) If, from time to time, ABSC becomes obligated to designate Aggregate Addition Accounts (as such term is defined in the Pooling and Servicing Agreement) pursuant to subsection 2.09(a) of the Pooling and Servicing Agreement, then ABSC may, at its option, give the Seller written notice thereof on or before the eighth Business Day (the "Addition Notice Date") prior to the Addition Date therefor, and upon receipt of such notice the Seller shall on or before the Addition Date, designate sufficient Eligible Accounts to be included as Additional Accounts so that after the inclusion thereof ABSC will be in compliance with the requirements of said subsection 2.09(a). Additionally, subject to subsections 2.09(b) and (c) of the Pooling and Servicing Agreement and subsection 2.02(b) hereof, from time to time Eligible Accounts may be designated to be included as Aggregate Addition Accounts, upon the mutual agreement of ABSC and the Seller. In either event, the Seller shall have sole responsibility for selecting the Aggregate Addition Accounts. The Seller shall take all actions necessary to comply, or to enable ABSC to comply with the requirements of Section 2.09 of the Pooling and Servicing Agreement and shall perform with respects to the Receivables in such Aggregate Addition Accounts all actions specified in Section 2.09(c) of the Pooling and Servicing Agreement required to be performed by ABSC, as Depositor under the Pooling and Servicing Agreement.

          (b) On the Addition Date with respect to any designation of Aggregate Addition Accounts, ABSC shall purchase the Seller's right, title and interest in, to and under the Receivables in such Aggregate Addition Accounts (and such Aggregate Addition Accounts shall be deemed to be Accounts for purposes of this Agreement), subject to the satisfaction of the following conditions:

          (i)   any Aggregate Addition Accounts shall all be Eligible Accounts;

          (ii) the Seller shall have delivered to ABSC copies of UCC-1 financing statements covering such Aggregate Addition Accounts, if necessary to perfect ABSC's undivided interest in the Receivables arising therein;

          (iii) to the extent required of ABSC by Section 4.03 of the Pooling and Servicing Agreement, the Seller shall have deposited in the Collection Account all Collections with respect to such Aggregate Addition Accounts since the Additional Cut-Off Date;

          (iv) as of each of the Additional Cut-Off Date and the Addition Date, no Insolvency Event with respect to the Seller or other Account Owner, as applicable shall have occurred nor shall the transfer of the Receivables arising in the Aggregate Addition Accounts to ABSC have been made in contemplation of the occurrence thereof;

          (v) solely with respect to Aggregate Addition Accounts designated pursuant to the second sentence of subsection 2.02(a) hereof, the Rating Agency Condition shall have been satisfied;

          (vi) the Seller shall have delivered to ABSC an Officer's Certificate, dated the Addition Date, confirming, to the extent applicable, the items set forth in clauses (i) through (v) above; and

          (vii) the transfer of the Receivables arising in the Aggregate Addition Accounts to ABSC and by ABSC to the Trust will not result in an Adverse Effect and, in the case of Aggregate Addition Accounts, the Seller shall have delivered to ABSC an Officer's Certificate, dated the Addition Date, stating that the Seller reasonably believes that the addition of the Receivables arising in the Aggregate Addition Accounts to ABSC and by ABSC to the Trust will not have an Adverse Effect.

          SECTION 2.03.  Addition of New Accounts.

          (a) Upon the mutual agreement of ABSC and the Seller, subject to compliance by ABSC with the conditions specified in subsections 2.09(d) and (e) of the Pooling and Servicing Agreement and compliance by the Seller with subsection 2.03(b) hereof, the Seller may designate newly originated Eligible Accounts to be included as New Accounts. Upon such designation, such New Accounts shall be deemed to be Accounts hereunder. The Seller shall take all actions necessary to comply, or to enable ABSC to comply, with the requirements of Section 2.09 of the Pooling and Servicing Agreement and shall perform with respect to the Receivables in such New Accounts all actions specified in subsections 2.09(d) and (e) of the Pooling and Servicing

Agreement required to be performed by ABSC, as Depositor, under the Pooling and Servicing Agreement.

          (b) On the Addition Date with respect to any New Accounts, ABSC shall purchase the Seller's right, title and interest in, to and under the Receivables in New Accounts (and such New Accounts shall be deemed to be Accounts for purposes of this Agreement) as of the close of business on the applicable Additional Cut-Off Date, subject to the satisfaction of the following conditions:

          (i)   the New Accounts shall all be Eligible Accounts;

          (ii) the Seller shall have delivered to ABSC copies of UCC-1 financing statements covering such New Accounts, if necessary to perfect ABSC's interest in the Receivables arising therein;

          (iii) to the extent required of ABSC by Section 4.03 of the Pooling and Servicing Agreement, the Seller shall have deposited in the Collection Account all Collections with respect to such New Accounts since the Additional Cut-Off Date;

          (iv) as of each of the Additional Cut-Off Date and the Addition Date, no Insolvency Event with respect to the Seller shall have occurred nor shall the transfer of the Receivables arising in the New Accounts to ABSC have been made in contemplation of the occurrence thereof; and

          (v) the transfer of the Receivables arising in the New Accounts to ABSC and by ABSC to the Trust will not result in the occurrence of a Pay Out Event.

          SECTION 2.04. Representations and Warranties. The Seller hereby represents and warrants to ABSC as of the related Addition Date as to the matters set forth in Section 2.01(b) (iv) and (viii) herein above and that, in the case of Additional Accounts, the list delivered pursuant to Section 2.05 herein below is, as of the applicable Additional Cut-Off Date, true and complete in all material respects.

          SECTION 2.05. Delivery of Documents. In the case of the designation of Additional Accounts, the Seller shall deliver to ABSC (i) the computer file or microfiche list required to be delivered pursuant to Section 2.01 hereof with respect to such Additional Accounts on the date such file or list is required to be delivered pursuant to Section 2.01 hereof (the "Document Delivery Date") and
(ii) a duly executed, written assignment (including an acceptance by ABSC), substantially in the form of Exhibit A (the "Supplemental Conveyance"), on the Document Delivery Date. In addition, in the case of the designation of New Accounts, the Seller shall deliver to ABSC on the Document Delivery Date an Officer's Certificate confirming, to the extent applicable, the items set forth in clause (i) through (v) of subsection 2.03(b) herein above.

                                  ARTICLE III

                           CONSIDERATION AND PAYMENT
                           -------------------------

          SECTION 3.01.  Purchase Price.

          (a) The "Purchase Price" for the Receivables which came into existence on or prior to the Closing Date conveyed to ABSC under this Agreement shall be payable on the Closing Date and shall be an amount equal to [100% of the aggregate balance of Principal Receivables so conveyed, adjusted to reflect such factors as the Seller and ABSC mutually agree will result in a Purchase Price determined to be the fair market value of such Receivables]. This computation of initial purchase price should assume no reinvestment in the new Receivables. The Purchase Price for the Receivables (including Receivables in Additional Accounts) to be conveyed to ABSC under this Agreement which come into existence after the Closing Date, [shall be payable on the date on which such Receivables are conveyed by the Seller to ABSC in an amount equal to 100% of the aggregate balance of the Principal Receivables so conveyed (the "New Principal Receivables"), adjusted to reflect such factors as the Seller and ABSC mutually agree will result in a Purchase Price determined to be at the fair market value of such New Principal Receivables]. The Purchase Price to be paid by ABSC on the Closing Date and on each Distribution Date following a Monthly Period during which New Principal Receivables are conveyed to ABSC shall be paid in cash.

          SECTION 3.02. Adjustments to Purchase Price. The Purchase Price shall be adjusted on each Distribution Date (a "Credit Adjustment") with respect to any Receivable previously conveyed to ABSC by the Seller which has since been reversed by the Seller or the Servicer because of a rebate, refund, unauthorized charge or billing error to a cardholder because such Receivable was created in respect of merchandise which was refused or returned by a cardholder or due to the occurrence of any other event referred to in Section 3.09 of the Pooling and Servicing Agreement. The amount of such adjustment shall equal [(x) the reduction in the principal balance of such Receivable resulting from the occurrence of such event multiplied by (y) the quotient (expressed as a percentage) of (i) the purchase Price payable on such Distribution Date computed in accordance with Section 3.01 hereof divided by (ii) the Principal Receivables paid for on such date pursuant to such Section]. In the event that an adjustment pursuant to this Section 3.02 causes the Purchase Price to be a negative number, the Seller agrees that, not later than 1:00 P.M. New York City time on such Distribution Date, the Seller shall pay to ABSC, an amount equal to the amount by which the Purchase Price minus the Credit Adjustment would be reduced below zero.

                                  ARTICLE IV

                         REPRESENTATIONS AND WARRANTIES
                         ------------------------------

          SECTION 4.01. Representations and Warranties of the Seller Relating to the Seller. The Seller hereby represents and warrants to, and agrees with, ABSC as of the Closing Date and on each Addition Date, that:

          (a) Organization and Good Standing. The Seller is a corporation duly organized and validly existing in good standing under the laws of the State of [______________] and has, in all material respects, full power and authority to own its properties and conduct its business as such properties are presently owned and such business is presently conducted, and to execute, deliver and perform its obligations under this Agreement.

          (b) Due Qualification. The Seller is duly qualified to do business and is in good standing as a foreign corporation (or is exempt from such requirements) and has obtained all necessary licenses and approvals, in each jurisdiction in which failure to so qualify or to obtain such licenses and approvals would (i) render any Credit Card Agreement relating to an Account, or any Receivable unenforceable by the Seller, ABSC or the Trust and (ii) have a material adverse effect on the Investor Certificateholders.

          (c) Due Authorization. The execution, delivery and performance of this Agreement and any other document or instrument delivered pursuant hereto, including any Supplemental Conveyance (such other documents or instruments, collectively, the "Conveyance Papers"), and the consummation of the transactions provided for in this Agreement and the Conveyance Papers have been duly authorized by the Seller by all necessary corporate action on the part of the Seller.

          (d) No Conflict. The execution and delivery of this Agreement and the Conveyance Papers by the Seller, the performance of the transactions contemplated by this Agreement and the Conveyance Papers, and the fulfillment of the terms of this Agreement and the Conveyance Papers applicable to the Seller will not conflict with, violate or result in any breach of any of the material terms and provisions of, or constitute (with or without notice or lapse of time or both) a material default under, any indenture, contract, agreement, mortgage, deed of trust, or other instrument to which the Seller is a party or by which it or any of its properties are bound.

          (e) No Violation. The execution, delivery and performance of this Agreement and the Conveyance Papers by the Seller and the fulfillment of the terms contemplated herein and therein applicable to the Seller will not conflict with or violate any Requirements of Law applicable to the Seller.

          (f) No Proceedings. There are no proceedings or investigations pending or, to the best knowledge of the Seller, threatened against the Seller, before any Governmental

Authority (i) asserting the invalidity of this Agreement or the Conveyance Papers, (ii) seeking to prevent the consummation of any of the transactions contemplated by this Agreement or the Conveyance Papers, (iii) seeking any determination or ruling that, in the reasonable judgment of the Seller, would materially and adversely affect the performance by the Seller of its obligations under this Agreement or the Conveyance Papers, (iv) seeking any determination or ruling that would materially and adversely affect the validity or enforceability of this Agreement or the attributes of the Trust under United States Federal or [________________] income tax systems.

          (g) All Consents. All authorizations, consents, orders or approvals of or registrations or declarations with any Governmental Authority required to be obtained, effected or given by the Seller in connection with the execution and delivery by the Seller of this Agreement and the Conveyance Papers and the performance of the transactions contemplated by this Agreement or the Conveyance Papers by the Seller have been duly obtained, effected or given and are in full force and effect.

          The representations and warranties set forth in this Section 4.01 shall survive the transfer and assignment of the Receivables to ABSC. Upon discovery by the Seller or ABSC of a breach of any of the foregoing representations and warranties, the party discovering such breach shall give written notice to the other party and the Trustee within three Business Days following such discovery.

          SECTION 4.02. Representations and Warranties of the Seller Relating to the Agreement and the Receivables.

          (a) Representations and Warranties. the Seller hereby represents and warrants to ABSC as of the date of this Agreement, as of the Closing Date and, with respect to Additional Accounts, as of the related Addition Date that:

          (i) this Agreement and, in the case of Additional Accounts, the related Supplemental Conveyance, each constitutes a legal, valid and binding obligation of the Seller enforceable against the Seller in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally from time to time in effect or general principles of equity;

          (ii) as of the Initial Cut-Off Date, and as of the related Additional Cut-Off Date with respect to Additional Accounts, Schedule I to this Agreement, as supplemented to such date, is an accurate and complete listing in all material respects of all the Accounts as of the Initial Cut-Off Date or such Additional Cut-Off Date, as the case may be, and the information contained therein supplied by the Seller with respect to the identity of such Accounts and the Receivables existing thereunder is true and correct in all material respects as of the Initial Cut-Off Date or such applicable Additional Cut-Off Date, as the case may be and as of the Initial Cut-Off Date, the aggregate amount of Receivables in all the Initial Accounts was $_______, of which $________ were Principal Receivables;

          (iii) each Receivable has been conveyed to ABSC free and clear of any Lien;

          (iv) all authorizations, consents, orders or approvals of or registrations or declarations with any Governmental Authority required to be obtained, effected or given by the Seller in connection with the conveyance of Receivables to ABSC have been duly obtained, effected or given and are in full force and effect;

          (v) this Agreement or, in the case of Additional Accounts, the related Supplemental Conveyance constitutes a valid sale, transfer and assignment to ABSC of all right, title and interest of the Seller in the Receivables and the proceeds thereof and the Interchange payable pursuant to this Agreement and the Recoveries payable pursuant to this Agreement;

          (vi) on the Initial Cut-Off Date, each Account is an Eligible Account and, in the case of Additional Accounts, on the Additional Cut-Off Date, each related Additional Account is an Eligible Account;

          (vii) on the Initial Cut-Off Date, each Receivable then existing is an Eligible Receivable, and in the case of Additional Accounts, on the applicable Additional Cut-Off Date, each Receivable generated thereunder is an Eligible Receivable;

          (viii) as of the date of the creation of any new Receivable, such Receivable is an Eligible Receivable; and

          (ix) no selection procedures believed by the Seller to be materially adverse to the interests of ABSC or the Investor Certificateholders have been used in selecting such Accounts.

          (b) Notice of Breach. The representations and warranties set forth in this Section 4.02 shall survive the transfer and assignment of the Receivables to ABSC. Upon discovery by either the Seller or ABSC of a breach of any of the representations and warranties set forth in this Section 4.02, the party discovering such breach shall give written notice to the other party and the Trustee within three Business Days following such discovery; provided that the failure to give notice within three Business Days does not preclude subsequent notice. The Seller hereby acknowledges that ABSC intends to rely on the representations hereunder in connection with representations made by ABSC to secured parties, assignees or subsequent transferees including but not limited to transfers made by ABSC to the Trust pursuant to the Pooling and Servicing Agreement.

          SECTION 4.03. Representations and Warranties of ABSC. As of the Closing Date, ABSC hereby represents and warrants to, and agrees with, the Seller that:

          (a) Organization and Good Standing. ABSC is a corporation duly organized and validly existing under the laws of the State of Delaware and has, in all material respects, full power and authority to own its properties and conduct its business as such properties are presently owned and such business is presently conducted and to execute, deliver and perform its obligations under this Agreement.

          (b) Due Authorization. The execution and delivery of this Agreement and the Conveyance Papers and the consummation of the transactions provided for in this Agreement and the Conveyance Papers have been duly authorized by ABSC by all necessary corporate action on the part of ABSC.

          (c) No Conflict. The execution and delivery of this Agreement and the Conveyance Papers by ABSC, the performance of the transactions contemplated by this Agreement and the Conveyance Papers, and the fulfillment of the terms of this Agreement and the Conveyance Papers applicable to ABSC, will not conflict with, result in any breach of any of the material terms and provisions of, or constitute (with or without notice or lapse of time or both) a material default under, any indenture, contract, agreement, mortgage, deed of trust or other instrument to which ABSC is a party or by which it or any of its properties are bound.

          (d) No Violation. The execution, delivery and performance of this Agreement and the Conveyance Papers by ABSC and the fulfillment of the terms contemplated herein and therein applicable to ABSC will not conflict with or violate any Requirements of Law applicable to ABSC.

          (e) No Proceedings. There are no proceedings or investigations pending or, to the best knowledge of ABSC, threatened against ABSC, before any court, regulatory body, administrative agency, or other tribunal or governmental instrumentality (i) asserting the invalidity of this Agreement or the Conveyance Papers, (ii) seeking to prevent the consummation of any of the transactions contemplated by this Agreement or the Conveyance Papers, (iii) seeking any determination or ruling that, in the reasonable judgment of ABSC, would materially and adversely affect the performance by ABSC of its obligations under this Agreement or the Conveyance Papers or (iv) seeking any determination or ruling that would materially and adversely affect the validity or enforceability of this Agreement or the Conveyance Papers.

          (f) All Consents. All authorizations, consents, orders or approvals of or registrations or declarations with any Governmental Authority required to be obtained, effected or given by ABSC in connection with the execution and delivery by ABSC of this Agreement and the Conveyance Papers and the performance of the transactions contemplated by this Agreement and the Conveyance Papers have been duly obtained, effected or given and are in full force and effect.

          The representations and warranties set forth in this Section 4.03 shall survive the Conveyance of the Receivables to ABSC. Upon discovery by ABSC or the Seller of a breach of any of the foregoing representations and warranties, the party discovering such breach shall give prompt written notice to the other party.


                                   ARTICLE V

                                   COVENANTS
                                   ---------

          SECTION 5.01. Covenants of the Seller. The Seller hereby covenants and agrees with ABSC as follows:

          (a) Receivables Not To Be Evidenced by Promissory Notes. Except in connection with its enforcement or collection of an Account, the Seller will take no action to cause any Receivable to be evidenced by any instrument (as defined in the UCC) and if any Receivable is so evidenced as a result of any action by the Seller it shall be deemed to be an ineligible Receivable in accordance with Section 6.01(a) and shall be reassigned to the Seller in accordance with Section 6.01(b).

          (b) Security Interests. Except for the conveyances hereunder, the Seller will not sell, pledge, assign or transfer to any other Person, or take any other action inconsistent with ABSC's ownership of the Receivables or grant, create, incur, assume or suffer to exist any Lien on, any Receivable, whether now existing or hereafter created, or any interest therein, and the Seller shall not claim any ownership interest in the Receivables and shall defend the right, title and interest of ABSC in, to and under the Receivables, whether now existing or hereafter created, against all claims of third parties claiming through or under the Seller.

          (c) Accounting Allocations. In the event that the Seller is unable for any reason to transfer Receivables to ABSC in accordance with the provisions of this Agreement (including, without limitation, by reason of the application of the provisions of Section 8.02 or any order of any Governmental Authority), then, in any such event, the Seller agrees (except as prohibited by any such order) to allocate and pay to ABSC, after the date of such inability, all amounts in the manner by which ABSC will allocate and pay to the Trust after such inability by ABSC pursuant to Section 2.11 of the Pooling and Servicing Agreement.

          (d) Delivery of Collections or Recoveries. In the event that the Seller receives Collections or Recoveries, the Seller agrees to pay to ABSC (or to the Servicer if ABSC so directs) all such Collections and Recoveries to the extent such amounts are payable to ABSC as soon as practicable after receipt thereof.

          (e) Notice of Liens. The Seller shall notify ABSC promptly after becoming aware of any Lien on any Receivable other than the conveyances hereunder under the Pooling and Servicing Agreement.

          (f) Interchange. Not later than 1:00 p.m., New York City time, on each Transfer Date, the Seller shall deposit into the Collection Account, in immediately available funds, (i) the amount of Interchange to be included as Collections of Finance Charge Receivables with respect to the preceding Monthly Period or (ii) if at any time the Servicer cannot identify the amount of such Interchange, the amount reasonably estimated and notified to the Seller by the Servicer as the amount of such Interchange.

          (g) Documentation of Transfer. the Seller shall undertake to file the documents which would be necessary to perfect and maintain the transfer of the Purchased Assets to ABSC.

          (h) Periodic Rate Finance Charges. (i) Except (x) as otherwise required by any Requirements of Law or (y) as is deemed by the Seller [or other Account Owner, as the case may be], to be necessary in order for it to maintain its credit card business or a program operated by such credit card business on a competitive basis based on a good faith assessment by it of the nature of the competition with respect to the credit card business or such program, it shall not at any time take any action which would have the effect of reducing the Portfolio Yield to a level that could be reasonably expected to cause any Series to experience any Pay Out Event based on the insufficiency of the Portfolio Yield or any similar test and (ii) except as otherwise required by any Requirements of Law, it shall not take any action which would have the effect of reducing the Portfolio Yield to be less than the highest Average Rate for any Group.

          (i) Credit Card Agreements and Guidelines. Subject to compliance with all Requirements of Law and paragraph (h) above, the Seller [or other Account Owner, as the case may be], may change the terms and provisions of the applicable Credit Card Agreements or the applicable Credit Card Guidelines in any respect (including the calculation of the amount or the timing of charge-offs and the Periodic Rate Finance Charges to be assessed thereon). Notwithstanding the above, unless required by Requirements of Law or as permitted by Section 5.02(a), the Seller [or other Account Owner, as the case may be], will take no action with respect to the applicable Credit Card Agreements or the applicable Credit Card Guidelines, which, at the time of such action, the Seller [or other Account Owner, as the case may be,] reasonably believes will have a material adverse effect on ABSC or the Investor Certificateholders.

          ABSC covenants that, at any time that the Seller is not the Servicer under the Pooling and Servicing Agreement, it will provide the Seller with such information as the Seller may reasonably request to enable the Seller to determine compliance with the covenants contained in Section 5.02(b).

                                  ARTICLE VI

                             REPURCHASE OBLIGATION
                             ---------------------

          SECTION 6.01.  Reassignment of Ineligible Receivables.

          (a) In the event any representation or warranty under Section 4.02(a)(ii), (iii), (iv), (vi), (vii) or (viii) is not true and correct in any material respect as of the date specified therein with respect to any Receivable or the related Account and as a result of such breach ABSC is required to accept reassignment of Ineligible Receivables previously sold by the Seller to ABSC pursuant to Section 2.05(a) of the Pooling and Servicing Agreement, the Seller shall accept reassignment of ABSC's interest in such Ineligible Receivables on the terms and conditions set forth in Section 6.01(b).

          (b) The Seller shall accept reassignment of any Ineligible Receivables previously sold by the Seller to ABSC from ABSC on or prior to the end of the Monthly Period in which such reassignment obligation arises, [and shall pay for such reassigned Ineligible Receivables by treating such Ineligible Receivables as if they were subject to a reversal of the entire unpaid principal balance thereof plus accrued and unpaid finance charges at the annual percentage rate applicable to such Receivables from the last date billed through the end of such Monthly Period and by adjusting the purchase price of future Receivables purchased as provided in Section 3.02 (the "Repurchase Price")]. Upon reassignment of such Ineligible Receivables, ABSC shall automatically and without further action be deemed to sell, transfer, assign, set-over and otherwise convey to the Seller, without recourse, representation or warranty, all the right, title and interest of ABSC in and to such Ineligible Receivables, all monies due or to become due with respect thereto and all proceeds thereof; and such reassigned Ineligible Receivables shall be treated by ABSC as collected in full as of the date on which they were transferred. ABSC shall execute such documents and instruments of transfer or assignment and take such other action as shall reasonably be requested by the Seller to effect the conveyance of such Ineligible Receivables pursuant to this subsection.

          SECTION 6.02. Reassignment of Certificateholders' Interest in Trust Portfolio. In the event any representation or warranty set forth in Section 4.01(a) or (c) or Section 4.02(a)(i) or (a)(v) is not true and correct in any material respect and as a result of such breach ABSC is required to accept a reassignment of the Certificateholders' Interest in the Receivables previously sold by the Seller to ABSC pursuant to Section 2.06 of the Pooling and Servicing Agreement, the Seller shall be obligated to accept a reassignment of ABSC's interest in such Receivables on the terms set forth below.

          The Seller shall pay to ABSC by depositing in the Collection Account in immediately available funds, not later than 1:00 P.M. New York City time, on the first Transfer Date following the Monthly Period in which such reassignment obligation arises, in payment for such reassignment, an amount equal to the Portfolio Reassignment Price.

                                  ARTICLE VII

                              CONDITIONS PRECEDENT
                              --------------------

          SECTION 7.01. Conditions to ABSC's Obligations Regarding Initial Receivables. The obligations of ABSC to purchase the Receivables in the Initial Accounts on the Closing Date shall be subject to the satisfaction of the following conditions:

          (a) All representations and warranties of the Seller contained in this Agreement shall be true and correct on the Closing Date with the same effect as though such representations and warranties had been made on such date;

          (b) All information concerning the Initial Accounts provided to ABSC shall be true and correct as of the Initial Cut-Off Date in all material respects;

          (c) The Seller shall have (i) delivered to ABSC a computer file or microfiche list containing a true and complete list of all Initial Accounts identified by account number and by the Receivables balance as of the Initial Cut-Off Date and (ii) substantially performed all other obligations required to be performed by the provisions of this Agreement;

          (d) The Seller shall have recorded and filed, at its expense, any financing statement with respect to the Receivables (other than Receivables in Additional Accounts) now existing and hereafter created for the transfer of accounts and general intangibles (each as defined in Section 9-106 of the UCC) meeting the requirements of applicable state law in such manner and in such jurisdiction as would be necessary to perfect the sale of and security interest in the Receivables from the Seller to ABSC, and shall deliver a file-stamped copy of such financing statements or other evidence of such filings to ABSC;

          (e) On or before the closing Date, ABSC and the Trustee shall have entered into the Pooling and Servicing Agreement and the closing under the Pooling and Servicing Agreement shall take place simultaneously with the initial closing hereunder; and

          (f) All corporate and legal proceedings and all instruments in connection with the transactions contemplated by this Agreement shall be satisfactory in form and substance to ABSC, and ABSC shall have received from the Seller copies of all documents (including, without limitation, records of corporate proceedings) relevant to the transactions herein contemplated as ABSC may reasonably have requested.

          SECTION 7.02. Conditions Precedent to the Seller's Obligations. The obligations of the Seller to sell Receivables in the Initial Accounts on the Closing Date shall be subject to the satisfaction of the following conditions:

          (a) All representations and warranties of ABSC contained in this Agreement shall be true and correct with the same effect as though such representations and warranties had been made on such date;

          (b) Payment or provision for payment of the Purchase Price in accordance with the provision of Section 3.01 hereof shall have been made; and

          (c) All corporate and legal proceedings and all instruments in connection with the transactions contemplated by this Agreement shall be satisfactory in form and substance to the Seller, and the Seller shall have received from ABSC copies of all documents (including, without limitation, records for corporate proceedings) relevant to the transactions herein contemplated as the Seller may reasonably have requested.


                                  ARTICLE VIII

                         TERM AND PURCHASE TERMINATION
                         -----------------------------

          SECTION 8.01. Term. This Agreement shall commence as of the date of execution and delivery hereof and shall continue until the termination of the Trust as provided in Article XII of the Pooling and Servicing Agreement.

          SECTION 8.02. Purchase Termination. If the Seller shall fail generally to, or admit in writing its inability to, pay its debts as they become due; or if a proceeding shall have been instituted in a court having jurisdiction in the premises seeking a decree or order for relief in respect of the Seller in an involuntary case under any Debtors Relief law, or for the appointment of a receiver, liquidator, assignee, trustee, custodian, sequestrator, conservator or other similar official of the Seller or for any substantial part of the Seller's property, or for the winding-up or liquidation of the Seller's affairs and, if instituted against the Seller, any such proceeding shall continue undismissed or unstayed and in effect, for a period of 60 consecutive days, or any of the actions sought in such proceeding shall occur; or if the Seller shall commence a voluntary case under any debtor Relief Law, or if the Seller shall consent to the entry of an order for relief in an involuntary case under any Debtor Relief Law, or consent to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian, sequestrator, conservator or other similar official of, or for, any substantial part of its property, or any general assignment for the benefit of its creditors; or the Seller or any subsidiary of the Seller shall have taken any corporate action in furtherance of any of the foregoing actions (each an "Insolvency Event"); then the Seller shall immediately cease to transfer Principal Receivables to ABSC and shall promptly give notice to ABSC and the Trustee of such Insolvency Event. Notwithstanding any cessation of the transfer to ABSC of additional Principal Receivables, Principal Receivables transferred to ABSC prior to the occurrence of such Dissolution Event and Collections in respect of such Principal Receivables and Finance Charge Receivables whenever created, accrued in respect of such Principal Receivables, shall continue to be properly of ABSC available for transfer by ABSC to the Trust pursuant to the Pooling and Servicing Agreement.

                                   RIDER 18A


                                  ARTICLE IX

                           MISCELLANEOUS PROVISIONS
                           ------------------------

          SECTION 9.01. Amendment. This Agreement and any Conveyance Papers and the rights and obligations of the parties hereunder may not be changed orally, but only by an instrument in writing signed by ABSC and the Seller in accordance with this Section 9.01. This Agreement and any Conveyance Papers may be amended from time to time by ABSC and the Seller (i) to cure any ambiguity,
(ii) to correct or supplement any provisions herein which may be inconsistent with any other provisions herein or in any such other Conveyance Papers, (iii) to add any other provisions with respect to matters or questions arising under this Agreement or any Conveyance Papers which shall not be inconsistent with the provisions of this Agreement or any Conveyance Papers, (iv) to change or modify the Purchase Price and (v) to change, modify, delete or add any other obligation of the Seller or ABSC; provided, however, that no amendment pursuant to clause
(v) of this Section 9.01 shall be effective unless the Seller and ABSC have been notified in writing that the Rating Agency Condition has been satisfied; provided, further, that such action shall not (as evidenced by an Opinion of Counsel delivered to the Trustee) adversely affect in any material respect the interests of the Trustee or the Investor Certificateholders, unless the Trustee shall consent thereto. Any reconveyance executed in accordance with the provisions hereof shall not be considered to be an amendment to this Agreement. A copy of any amendment to this Agreement shall be sent to the Rating Agency.

          SECTION 9.02. Governing Law. THIS AGREEMENT AND THE CONVEYANCE PAPERS SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

          SECTION 9.03. Notices. All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by registered mail, return receipt requested, to

          (a)   in the case of the Seller:

                _______________________________________
                _______________________________________
                _______________________________________
                Attention:_____________________________
                Facsimile No.:_________________________

          (b)   in the case of ABSC:

                Asset Backed Securities Corporation
                Park Avenue Plaza
                55 East 52nd Street
                New York, New York 10055
                Attention: Ms. Gina Hubbel,
                           Director and Vice President
                Facsimile No.:_________________________


          (c)   in the case of the Trustee:

                _______________________________________
                _______________________________________
                _______________________________________
                Attention:_____________________________
                Facsimile No.:________________________;

or, as to each party, at such other address as shall be designated by such party in written notice to each other party.

          SECTION 9.04. Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Agreement or any Conveyance Paper shall for any reason whatsoever be held invalid, then such covenants, agreements, provisions, or terms shall be deemed severable from the remaining covenants, agreements, provisions, and terms of this Agreement or any Conveyance Paper and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of any Conveyance Paper.

          SECTION 9.05. Assignment. Notwithstanding anything to the contrary contained herein, other than ABSC's assignment of its rights, title, and interest in, to, and under this Agreement to the Trustee for the benefit of the beneficiaries of the Trust, including the Certificateholders as contemplated by the Pooling and Servicing Agreement and Section 9.06 hereof, this Agreement and all other Conveyance Papers may not be assigned by the parties hereto; provided, however, that the Seller shall have the right to assign its rights, title and interests, in to and under this Agreement to (i) any successor by merger assuming this Agreement (ii) to any affiliate owned directly or indirectly by ABSC which assumes the obligations of this Agreement or (iii) to any entity provided that the Rating Agency has advised ABSC and the Seller that the Rating Agency Condition has been satisfied.

          SECTION 9.06. Acknowledgment and Agreement of the Seller. By execution below, the Seller expressly acknowledges and agrees that all of ABSC's right, title, and interest in, to, and under this Agreement, including, without limitation, all of ABSC's right, title, and interest in and to the Receivables purchased pursuant to this Agreement, shall be assigned by ABSC to the Trustee for the benefit of the beneficiaries of the Trust, including the Certificateholders, and the Seller consents to such assignment. The Seller further agrees that notwithstanding any claim, counterclaim, right or setoff or defense which it may have against ABSC, due to a breach by ABSC of this Agreement or for any other reason, and notwithstanding the bankruptcy of ABSC or any other event whatsoever, the Seller's sole remedy shall be a claim against ABSC for money damages and, then only to the extent of funds received by ABSC pursuant to the Pooling and Servicing Agreement, and in no event shall the Seller assert any claim on or any interest in the Receivables or any proceeds thereof or take any action which would reduce or delay receipt by Certificateholders of collections with respect to the Receivables. Additionally, the Seller agrees for the benefit of the Trustee that any amounts payable by the Seller to ABSC hereunder which are to be paid by ABSC to the Trustee for the benefit of the Certificateholders shall be paid by the Seller, on behalf of ABSC, directly to the Trustee.

          SECTION 9.07. Further Assurances. ABSC and the Seller agree to do and perform, from time to time, any and all acts and to execute any and all further instruments required or reasonably requested by the other party or the Trustee more fully to effect the purposes of this Agreement and the Conveyance Papers, including, without limitation, the execution of any financing statements or continuation statements or equivalent documents relating to the Receivables for filing under the provisions of the UCC or other law of any applicable jurisdiction.

          SECTION 9.08. No Waiver; Cumulative Remedies. No failure to exercise and no delay in exercising, on the part of ABSC or the Seller, any right, remedy, power or privilege hereunder, shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, powers or privilege. Subject to Section 9.06, the rights, remedies, powers and privileges herein provided are cumulative and not exhaustive of any rights, remedies, powers and privileges provided by law.

          SECTION 9.09. Counterparts. This Agreement and all Conveyance Papers may be executed in two or more counterparts (and by different parties on separate counterparts), each of which shall be an original, but all of which together shall constitute one and the same instrument.

          SECTION 9.10. Binding; Third-Party Beneficiaries. This Agreement and the Conveyance Papers will inure to the benefit of and be binding upon the parties hereto and their respective successors and permitted assigns. The Trustee shall be considered a third-party beneficiary of this Agreement.

          SECTION 9.11. Merger and Integration. Except as specifically stated otherwise herein, this Agreement and the Conveyance Papers set forth the entire understanding of the parties relating to the subject matter hereof, and all prior understandings, written or oral, are superseded by this Agreement and Conveyance Papers. This Agreement and the Conveyance Papers may not be modified, amended, waived or supplemented except as provided herein.

          SECTION 9.12. Headings. The headings are for purposes of reference only and shall not otherwise affect the meaning or interpretation of any provision hereof.

          SECTION 9.13. Schedules and Exhibits. The schedules and exhibits attached hereto and referred to herein shall constitute a part of this Agreement and are incorporated into this Agreement for all purposes.

          SECTION 9.14. Survival of Representations and Warranties. All representations, warranties and agreements contained in this Agreement or contained in any Supplemental Conveyance, shall remain operative and in full force and effect and shall survive conveyance of the Receivables by ABSC to the Trustee pursuant to the Pooling and Servicing Agreement.

          SECTION 9.15. Nonpetition Covenant. Notwithstanding any prior termination of this Agreement, the Seller shall not, prior to the date which is one year and one day after the termination of this Agreement, acquiesce, petition or otherwise invoke or cause ABSC to invoke the process of any Governmental Authority for the purpose of commencing or sustaining a case against ABSC under any Federal or state bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of ABSC or any substantial part of its property or ordering the winding-up or liquidation or the affairs of ABSC.

          IN WITNESS WHEREOF, ABSC and the Seller have caused this Receivables Purchase Agreement to be duly executed by their respective officers as of the day and year first above written.


                                        [SELLER NAME]

                                        By:    _________________________________
                                        Name:  _________________________________
                                        Title: _________________________________


                                        ASSET BACKED SECURITIES CORPORATION

                                        By:    _________________________________
                                        Name:  _________________________________
                                        Title: _________________________________

                                                                       EXHIBIT A
                                                                       ---------

                        FORM OF SUPPLEMENTAL CONVEYANCE

                        (As required by Section 2.05 of
                      the Receivables Purchase Agreement)


          SUPPLEMENTAL CONVEYANCE No. ___ dated as of ________, 19__, by and between [SELLER NAME], as Seller ("the Seller"), and ASSET BACKED SECURITIES CORPORATION ("ABSC") pursuant to the Receivables Purchase Agreement referred to below.


                                  WITNESSETH:
                                  ----------

          WHEREAS, the Seller and ABSC are parties to a Receivables Purchase
Agreement, dated as of  [         ], 199[  ] (hereinafter as such agreement may
have been, or may from time to time be, amended, supplemented or otherwise modified, the "Receivables Purchase Agreement");

          WHEREAS, pursuant to the Receivables Purchase Agreement, the Seller wishes to designate Additional Accounts to be included as Accounts and the Seller wishes to convey its right, title and interest in the Receivables of such Additional Accounts, whether now existing or hereafter created, to ABSC pursuant to the Receivables Purchase Agreement (as each such term is defined in the Receivables Purchase Agreement); and

          WHEREAS, ABSC is willing to accept such designation and conveyance subject to the terms and conditions hereof.

          NOW, THEREFORE, the Seller and ABSC hereby agree as follows:

          1. Defined Terms. All capitalized terms used herein shall have the meanings ascribed to them in the Receivables Purchase Agreement unless otherwise defined herein.

          "Addition Date" shall mean, with respect to the Additional Accounts designated hereby, [ ], 199[ ].

          "Additional Cut-Off Date" shall mean, with respect to the Additional Accounts designated hereby, [ ], 199[ ].

          2. Designation of Additional Accounts. The Seller delivers herewith a computer file or microfiche list containing a true and complete schedule identifying all such

Additional Accounts and specifying for each such Account, as of the Additional Cut-Off Date, its account number, the aggregate amount outstanding in such Account and the aggregate amount of Principal Receivables in such Account. Such computer file, microfiche list or other documentation shall be as of the date of this Supplemental Conveyance incorporated into and made part of this Supplemental Conveyance and is marked as Schedule I to this Supplemental Conveyance.

          3.  Conveyance of Receivables.
              --------------------------

          (a) The Seller does hereby sell, transfer, assign, set over and otherwise convey to ABSC, without recourse, except as provided in the Receivables Purchase Agreement, all its right, title and interest in, to and under (i) the Receivables generated by such Additional Accounts, now existing at the close of business on the Additional Cut-Off Date and hereafter created until termination of the Receivables Purchase Agreement, all monies due or to become due and all amounts received with respect thereto and all "proceeds" (including, without limitation, "Proceeds" as defined in Article 9 of the UCC) thereof and
(ii) the right to receive Interchange and Recoveries with respect to such Receivables allocable to the Trust as provided in the Pooling and Servicing Agreement. The foregoing sale, transfer, assignment, set-over and conveyance does not constitute and is not intended to result in a creation of an assumption by ABSC of any obligation of the Servicer, the Seller or any other Person in connection with the Accounts, the Receivables or under any agreement or instrument relating thereto, including, without limitation, any obligation to any Obligor, merchant banks, merchants clearance systems, VISA USA, Inc., MasterCard International Incorporated or insurers.

          (b) In connection with such sale, the Seller agrees to record and file, at its own expense, one or more financing statements (and continuation statements with respect to such financing statements when applicable) with respect to the Receivables, now existing and hereafter created, for the transfer of accounts and general intangibles meeting the requirements of applicable state law in such manner and in such jurisdictions as are necessary to perfect the sale and assignment of and to deliver a file-stamped copy of such financing statement or other evidence of such filing to ABSC.

          (c) In connection with such sale, the Seller further agrees, at its own expense, on or prior to the date of this Supplemental Conveyance, to indicate in the appropriate computer files or microfiche list that all Receivables created in connection with the Additional Accounts designated hereby have been conveyed to ABSC pursuant to this Supplemental conveyance.

          4. Acceptance by ABSC. Subject to the satisfaction of the conditions set forth in Section 6 of this Supplemental Conveyance, ABSC hereby acknowledges its acceptance of all right, title and interest in and to the property, now existing and hereafter created, conveyed to ABSC pursuant to Section 3(a) of this Supplemental Conveyance, and declares that it shall maintain such right, title and interest. ABSC further acknowledges that, prior to or simultaneously with the execution and delivery of this Supplemental Conveyance, the Seller delivered to ABSC the computer file or microfiche list described in Section 2 of this Supplemental Conveyance.


          5. Representation and Warranties of the Seller. The Seller hereby represents and warrants to ABSC as of the date of this Supplemental Conveyance and as of the Addition Date that:

          (a) Legal, Valid and Binding Obligation. This Supplemental Conveyance constitutes a legal, valid and binding obligation of the Seller enforceable against the Seller in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally from time to time in effect or general principles of equity;

          (b) Eligibility of Accounts. On the Additional Cut-Off Date, each Additional Account designated hereby is an Eligible Account;

          (c) No Liens. Each Receivable in an Additional account designated hereby has been conveyed to ABSC free and clear of any Lien;

          (d) Eligibility of Receivables. On the Additional Cut-Off Date, each Receivable existing in an Additional Account designate hereby is an Eligible Receivable and as of the date of creation of any Receivables in an Additional Account designated hereby, such Receivable is an Eligible Receivable;

          (e) Selection Procedures. No selection procedure believed by the Seller to be adverse to the interests of ABSC or the Investor Certificateholders was utilized in selecting the Additional Accounts;

          (f) Transfer of Receivables. This Supplemental Conveyance constitutes a valid sale, transfer and assignment to ABSC of all right, title and interest of the Seller in and to the Receivables arising in the Additional Accounts designated hereby, now existing or hereafter created, all monies due or to become due and all amounts received with respect thereto and the "proceeds" (including, without limitation, "proceeds" as defined in Article 9 of the UCC) thereof and the Interchange and the Recoveries with respect thereto payable pursuant to the Receivables Purchase Agreement;

          (g) No Conflict. The execution and delivery of this Supplemental Conveyance, the performance of the transactions contemplated by this Supplemental Conveyance and the fulfillment of the terms hereof, will not conflict with, result in any breach of any of the material terms and provisions of, or constitute (with or without notice or lapse of time or both) a material default under, any indenture, contract, agreement, mortgage, deed of trust or other instrument to which the Seller is a party or by which it or its properties are bound;

          (h) No Violation. The execution and delivery of this Supplemental Conveyance by the Seller, the performance of the transactions contemplated by this Supplemental Conveyance and the fulfillment of the terms hereof applicable to the Seller will not conflict with or violate any Requirements of Law applicable to the Seller;

          (i) No Proceedings. There are no proceedings or investigations, pending or, to the best knowledge of the Seller, threatened against the Seller before any Governmental Authority (i) asserting the invalidity of this Supplemental Conveyance, (ii) seeking to prevent the consummation of any of the transactions contemplated by this Supplemental Conveyance, (iii) seeking any determination or ruling that, in the reasonable judgment of the Seller, would materially and adversely affect the performance by the Seller of its obligations under this Supplemental Conveyance or (iv) seeking any determination or ruling that would materially and adversely affect the validity or enforceability of this Supplemental Conveyance; and

          (j) All Consents. All authorizations, consents, orders or approval of any court or other governmental authority required to be obtained by the Seller in connection with the execution and delivery of this Supplemental Conveyance by the Seller and the performance of the transactions contemplated by this Supplemental Conveyance by the Seller, have been obtained.

          6. Ratification of the Receivables Purchase Agreement. The Receivables Purchase Agreement is hereby ratified, and all references to the "Receivables Purchase Agreement", to "this Agreement" and "herein" shall be deemed from and after the Addition Date to be a reference to the Receivables Purchase Agreement as supplemented by this Supplemental Conveyance. Except as expressly amended hereby, all the representations, warranties, terms, covenants and conditions of the Receivables Purchase Agreement shall remain unamended and shall continue to be, and shall, remain, in full force and effect in accordance with its terms and except as expressly provided herein shall not constitute or be deemed to constitute a waiver of compliance with or consent to non-compliance with any term or provision of the Receivables Purchase Agreement.

          7. Counterparts. This Supplemental Conveyance may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument.

          IN WITNESS WHEREOF, the undersigned have caused this Supplemental Conveyance to be duly executed and delivered by their respective duly authorized officers on the day and the year first above written.


                              ASSET BACKED SECURITIES
                              CORPORATION


                              By:
                                    -------------------------
                              Name:
                                    -------------------------
                              Title:
                                    -------------------------


                              [SELLER NAME]

                              By:
                                    -------------------------
                              Name:
                                    -------------------------
                              Title:
                                    -------------------------

                     Schedule I to Supplemental Conveyance


                              Additional Accounts
                              -------------------

                                   Schedule I
                                   ----------


                                LIST OF ACCOUNTS

                        DEEMED INCORPORATED BY REFERENCE